The Scudder Horizon Advantage Variable Annuity

                          Prospectus dated May 1, 2001

           Group Flexible Premium Deferred Variable Annuity Contracts

                                   offered by

                   Allstate Life Insurance Company of New York
                One Allstate Drive, Farmingville, New York 11738

                                     through

                  Allstate Life of New York Separate Account A

Allstate Life Insurance Company of New York ("Allstate New York") is offering the Scudder Horizon Advantage Variable Annuity, a group flexible premium deferred variable annuity contract ("Contract"). This prospectus contains information about the Contract that you should know before investing. Please keep it for future reference.

The Contract currently offers 11 investment alternatives ("investment alternatives"). The investment alternatives include 2 fixed account options ("Fixed Account Options") and 9 variable sub-accounts ("Variable Sub-Accounts") of the Allstate Life of New York Separate Account A ("Variable Account"). Each Variable Sub-Account invests in a single portfolio of The Scudder Variable Series I* or Variable Series II. The 9 Scudder portfolios we offer through the sub-accounts under this Contract are:

Scudder Variable Series I
o        Balanced Portfolio                o     Growth and Income Portfolio
o        Bond Portfolio                    o     International Portfolio
o        Capital Growth Portfolio          o     Money Market Portfolio
o        Global Discovery Portfolio        o     21st Century Growth Portfolio

* Effective May 1, 2001, Scudder Variable Life Investment Fund changed its name to Scudder Variable Series I.

Scudder Variable Series II
o        Growth Portfolio**

** On May 1, 2001 the Large Company Growth Portfolio of the Scudder Variable Series I merged into the Growth Portfolio of the Scudder Variable Series II, effective May 1, 2001. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.

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

We (Allstate New York) have filed a Statement of Additional Information, dated May 1, 2001, with the Securities and Exchange Commission ("SEC"). It contains more information about the Contract and is incorporated herein by reference, which means it is legally a part of this prospectus. Its table of contents appears on page A-1 of this prospectus. For a free copy, please write us at our customer service center (P.O. Box 94038, Palatine, IL 60094-4038) or call us at 1-800-833-0194 (Scudder Direct) or 1-800-875-9040 (AARP Investment Program Members), or go to the SEC's Web site (http://www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Web site.

Important Notices

The Securities and Exchange Commission has not approved or disapproved the securities described in this prospectus, nor has it passed on the accuracy or the adequacy of this prospectus. Anyone who tells you otherwise is committing a federal crime.

 The Contracts may be distributed through broker-dealers that have relationships with banks or other financial institutions or by employees of such banks. However, the Contracts are not deposits, or obligations of, or guaranteed by such institutions or any federal regulatory agency. Investment in the Contracts involves investment risks, including possible loss of principal.

The Contracts are not FDIC insured.

The Contracts are only available in New York.




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



TABLE OF CONTENTS

The Scudder Horizon Advantage Variable Annuity................................1
   Important Notices..........................................................2
Important Terms...............................................................5
The Contract at a Glance......................................................6
How the Contract Works........................................................8
Expense Table.................................................................9
   Contract Owner Transaction Expenses........................................9
   Variable Account Annual Expenses...........................................9
   Example...................................................................11
Financial Information........................................................12
The Contract.................................................................12
   The Contract Owner........................................................12
   Annuitant.................................................................13
   Beneficiary...............................................................13
   Modification of the Contract..............................................14
   Assignment................................................................14
Purchases....................................................................15
   Minimum Purchase Payments.................................................15
   Automatic Additions Program...............................................15
   Allocation of Purchase Payments...........................................15
   Right to Cancel...........................................................16
Contract Value...............................................................17
   Accumulation Units........................................................17
   Accumulation Unit Value...................................................17
Investment Alternatives: The Variable Sub-Accounts...........................18
Investment Alternatives: The Fixed Account Options...........................19
   Standard Fixed Account Option and  Dollar Cost Averaging Option...........19
Investment Alternatives: Transfers...........................................20
   Transfers During the Accumulation Phase...................................20
   Transfers During the Payout Phase.........................................21
   Telephone Transfers.......................................................21
   Dollar Cost Averaging Program.............................................22
   Automatic Portfolio Rebalancing Program...................................22
Expenses.....................................................................24
   Mortality and Expense Risk Charge.........................................24
   Administrative Expense Charge.............................................24
   Transfer Charge...........................................................24
   Premium Taxes.............................................................24
   Deduction for Variable Account Income Taxes...............................25
   Other Expenses............................................................25
Access to Your Money.........................................................25
   Postponement of Payments..................................................26
   Systematic Withdrawal Program.............................................26
   Minimum Contract Value....................................................27

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

Income Payments..............................................................27
   Payout Start Date.........................................................27
   Income Plans..............................................................27
   Variable Income Payments..................................................30
   Fixed Income Payments.....................................................31
   Certain Employee Benefit Plans............................................31
Death Benefits...............................................................32
   Death Benefit Amount......................................................32
   Enhanced Death Benefit Option.............................................33
   Death Benefit Payments....................................................34
More Information.............................................................35
   Allstate New York.........................................................35
   The Variable Account......................................................36
   The Portfolios............................................................36
   The Contract..............................................................38
   Qualified Plans...........................................................39
   Legal Matters.............................................................39
Taxes........................................................................39
   Taxation of Annuities in General..........................................39
   Tax Qualified Contracts...................................................43
   Income Tax Withholding....................................................44
Statement of Additional Information.........................................A-1
Appendix A - Condensed......................................................A-2
Financial Information.......................................................A-2





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



Important Terms

This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the pages that describe each term. The first use of each term in this prospectus appears in bold.

 Accumulation Phase...............................................................8
 Accumulation Unit ..............................................................17
 Accumulation Unit Value ........................................................17
 Allstate New York ("We")........................................................ 2
 Anniversary Values .............................................................33
 Annuitant ......................................................................13
 Automatic Additions Program ....................................................15
 Automatic Portfolio Rebalancing Program ........................................22
 Beneficiary.....................................................................13
 Cancellation Period.............................................................16
 Contract*........................................................................6
 Contract Anniversary.............................................................7
 Contract Owner ("You")..........................................................12
 Contract Value..................................................................17
 Contract Year....................................................................7
 Dollar Cost Averaging Option....................................................19
 Dollar Cost Averaging Program...................................................22
 Due Proof of Death..............................................................32
 Enhanced Death Benefit Option...................................................33
 Fixed Accounts Options..........................................................19
 Fund ............................................................................1
 Guarantee Periods ..............................................................28
 Income Plan ....................................................................27
 Investment Alternatives ........................................................18
 Issue Date ......................................................................8
 Payout Phase ....................................................................8
 Payout Start Date ..............................................................27
 Portfolios .....................................................................36
 Qualified Contracts ............................................................43
 Right to Cancel.................................................................16
 SEC  ........................................................................... 2
 Systematic Withdrawal Program ..................................................26
 Valuation Date .................................................................16
 Variable Account ...............................................................36
 Variable Sub-Account ...........................................................18

* We will issue you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates, unless the context requires otherwise.

The Contract at a Glance

The following is a snapshot of the Contract. Please read the remainder of this prospectus for more information.

Flexible Payments          You can purchase a Contract with an initial
                           purchase payment of $2,500 ($2,000 for "Qualified
                           Contracts," which are Contracts issued with qualified plans). Prior to the Payout Start Date you can add to your Contract as often as you like. We may limit the amount of each purchase payment to a minimum of $100 and a maximum of $1,000,000.

Right to Cancel            You may cancel your Contract within 10 days
                           after receipt (60 days if you are exchanging another contract for the Contract described in this prospectus) ("Cancellation Period"). Upon cancellation we will return your purchase payments adjusted, to the extent federal or state law permits, to reflect the investment experience of any amounts allocated to the Variable Account.

Expenses                   You will bear the following expenses:

                           o Total Variable Account annual Expenses equal to
                             0.70% of average daily net Assets (0.80% if you select the Enhanced Death Benefit Option)
                           o Transfer fee of $10 after 12th transfer in any
                             Contract Year (charge currently waived)
                           o State premium tax (New York Currently does not
                             impose one).

                           In addition, each Portfolio pays expenses that you will bear indirectly if you invest in a Variable Sub-Account.

Investment                 The Contract offers 11 investment alternatives
Alternatives               including:
                           o  2 Fixed Account Options (which credit interest at
                              rates we guarantee), and
                           o  9 Variable Sub-Accounts investing in Portfolios
                              offering professional money management by
                              Zurich Scudder Investments, Inc. (Prior to
                              January 1, 2001, the investment adviser for the portfolios was named Zurich Scudder
                              Investments, Inc.)

                           To find out current rates being paid on the Fixed Account Options, or to find out how the Variable Sub-Accounts have performed, please call us at 1-800-833-0194 (Scudder Direct) or 1-800-875-9040
                           (AARP Investment Program Members).


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



Special Services          For your convenience, we offer these special services:

                          o  Automatic Portfolio Rebalancing Program
                          o  Automatic Additions Program
                          o  Dollar Cost Averaging Program
                          o  Systematic Withdrawal Program

Income Payments           You can choose fixed income payments,
                          variable income payments, or a combination of the two. You can receive your income payments in one of the following ways:

                          o  life income with guaranteed payments
                          o a joint and survivor life income with guaranteed payments
                          o  guaranteed payments for a specified period
                             (5 to 30 years)

Death Benefits            If you die before the Payout Start Date, we will pay
                          the death benefit described in the Contract. We also offer an Enhanced Death Benefit Option.

Transfers                 Before the Payout Start Date you may transfer your
                          Contract value ("Contract Value") among the investment alternatives, with certain restrictions.

                          We do not currently impose a charge upon transfers. However, we reserve the right to charge $10 per transfer after the 12th transfer in each "Contract Year," which we measure from the date we issue your Contract or a Contract anniversary ("Contract Anniversary").

Withdrawals               You may withdraw some or all of your Contract Value
                          at anytime during the Accumulation Phase. Full or partial withdrawals are available under limited circumstances on or after the Payout Start Date.

                          In general, you must withdraw at least $50 at a time ($1,000 for withdrawals made during the Payout Phase). A 10% federal tax penalty may apply if you withdraw before you are 59 1/2 years old.

How the Contract Works

The Contract basically works in two ways.

First, the Contract can help you (we assume you are the Contract owner) save for retirement because you can invest in up to 11 investment alternatives and pay no federal income taxes on any gain until you withdraw any gain. You do this during what we call the "Accumulation Phase" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "Issue Date") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or Fixed Account Options. If you invest in the Fixed Account Options, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.

Second, the Contract can help you plan for retirement because you can use it to receive retirement income for life and/or for a pre-set number of years, by selecting one of the income payment options (we call these "Income Plans") described on page 27. You receive income payments during what we call the "Payout Phase" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

The timeline below illustrates how you might use your Contract.

Issue            Accumulation       Payout Start
Date                Phase               Date         Payout Phase
---------------------------------------------------------------------------------
               You save for
               retirement

You buy a                        You elect to        You can receive   Or you can
Contract                         receive income      income payments   receive income
                                 payments or         for a set period  payments for life
                                 receive a lump
                                 sum payment

As the Contract owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract owner, or if there is none, the Beneficiary will exercise the rights and privileges provided by the Contract. See "The Contract." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract owner or, if none, to your Beneficiary. See "Death Benefits."

Please contact us at 1-800-833-0194 (Scudder Direct) or 1-800-875-9040 (AARP Investment Program Members) if you have any questions about how the Contract works.

Expense Table

The table below lists the expenses that you will bear directly or indirectly when you buy a Contract. The table and the examples that follow do not reflect premium taxes because New York currently does not impose premium taxes on annuities. For more information about Variable Account expenses, see "Expenses," below. For more information about Portfolio management fees, please refer to the accompanying prospectuses for the Portfolios.

Contract Owner Transaction Expenses

Withdrawal Charge................................................      None
Annual Contract Maintenance Charge...............................      None
Transfer Charge..................................................      $10.00*

* Applies solely to the thirteenth and subsequent transfers within a Contract Year excluding transfers due to dollar cost averaging or automatic portfolio rebalancing. We are currently waiving the transfer charge.

Variable Account Annual Expenses
(as a percentage of average daily net assets deducted from each Variable Sub-Account)

With the Enhanced Death Benefit Option
Mortality and Expense Risk Charge................................      0.50%
Administrative Expense Charge....................................      0.30%
Total Variable Account Annual Expenses...........................      0.80%

Without the Enhanced Death Benefit Option
Mortality and Expense Risk Charge................................      0.40%
Administrative Expense Charge....................................      0.30%
Total Variable Account Annual Expenses...........................      0.70%

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



PORTFOLIO ANNUAL EXPENSES (after voluntary reductions and reimbursements) (as a percentage of average daily net assets for the 2000 calendar year) Scudder Variable Series I
                                                                     Total
Portfolio                      Management Fees Other Expenses      Expenses
---------                                -----      ---------      --------
Balanced                            0.48%          0.06%             0.54%
Bond                                0.48%          0.10%             0.58%
Capital Growth                      0.45%          0.03%             0.48%
Global Discovery(2)                 0.82%          0.43%             1.25%
Growth and Income                   0.47%          0.07%             0.54%
International                       0.81%          0.15%             0.96%
Money Market                        0.37%          0.09%             0.46%
21st Century Growth(2)              0.15%          1.35%             1.50%

Scudder Variable Series II
Portfolio
Growth(3)                           0.60%          0.05%             0.65%

1. Figure shown in the Table are for the year ended December 31, 2000 (except as otherwise noted).

2. Until April 1, 2002, the Portfolio's adviser has agreed to waive a portion of its fees to the extent necessary to limit "Total Portfolio Annual Expenses" of the Global Discovery Portfolio to 1.25% and the 21st Century Growth Portfolio to 1.50%. Without these fee waivers, "Total Portfolio Annual Expenses" for the Global Discovery Portfolio and 21st Century Growth Portfolio would have been 1.41% and 2.21% respectively.

3. Effective May 1, 2001, the Large Company Growth Portfolio was merged into the Scudder Variable Series II Growth Portfolio.


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



Example

The example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

o        invested a $1,000 in a Variable Sub-Account,
o        earned a 5% annual return on your investment, and
o        elected the Enhanced Death Benefit Option.

Sub-Account              1 Year        3 Years         5 Years         10 Years
-----------              ------        -------         -------         --------

Balanced                   $14           $43               $74           $162
Bond                       $14           $44               $76           $167
Capital Growth             $13           $41               $71           $155
Global Discovery           $21           $65              $111           $240
Growth*                    $15           $46               $80           $174
Growth and Income          $14           $43               $74           $162
International              $18           $56               $96           $209
Money Market               $13           $40               $70           $153
21st Century Growth        $24           $73              $124           $266

* Prior to May 1, 2001, the Growth Sub-Account was named the Large Company Growth Sub-Account.

The example assumes that any fund expense waivers or reimbursement arrangements are in effect for the time periods presented. The example above does not include any tax penalties you may be required to pay if you surrender your Contract. The example does not include deductions for premium taxes because New York currently does not charge premium taxes on annuities.

Please remember that you are looking at an example and not a representation of past or future expenses. Your actual expenses may be lower or greater than those shown above. Similarly, your rate of return may be lower or greater than 5%, which is not guaranteed. The above example assumes the election of the Enhanced Death Benefit Option, with a mortality and expense risk charge of 0.50%. If that option was not elected, the expense figures shown above would be slightly lower.

Financial Information

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "Accumulation Unit." Each Variable Sub-Account has a separate value for its Accumulation Units we call "Accumulation Unit Value." Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.

Accumulation Unit Values appear in Appendix A. The financial statements of the Variable Account and Allstate New York appear in the Statement of Additional Information.

The Contract

The Contract Owner

The Scudder Horizon Advantage Variable Annuity is a contract between you, the Contract owner, and Allstate New York, a life insurance company. As the Contract owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

o    the investment alternatives during the Accumulation and Payout Phases,

o    the amount and timing of your purchase payments and withdrawals,

o    the programs you want to use to invest or withdraw money,

o    the income payment plan you want to use to receive retirement income,

o the Annuitant (either yourself or someone else) on whose life the income payments will be based,

o the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract owner dies, and

o    any other rights that the Contract provides.

If you die, any surviving Contract owner or, if none, the Beneficiary may exercise the rights and privileges provided to them by the Contract. The Contract cannot be jointly owned by both a non-natural person and a natural person. The maximum issue age of any Contract owner as of the date we receive the completed application is age 90.

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

You can use the Contract with or without a qualified plan. A qualified plan is a retirement savings plan, such as an IRA or tax-sheltered annuity, that meets the requirements of the Internal Revenue Code. Qualified plans may limit or modify your rights and privileges under the Contract. We use the term "Qualified Contract" to refer to a Contract issued with a qualified plan. See "Qualified Plans" on page 39.

Annuitant

The Annuitant is the living individual whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period). You initially designate an Annuitant in your application. If the Contract owner is a natural person you may change the Annuitant prior to the Payout Start Date. At our discretion, we may permit you to designate a joint Annuitant, who is a second person on whose life income payments depend, on or after the Payout Start Date. The maximum issue age of any Annuitant as of the date we receive the completed application is age 80.

If the Annuitant dies prior to the Payout Start Date, the new Annuitant will be:

o        the youngest Contract owner, otherwise
o        the youngest Beneficiary.

Beneficiary

The Beneficiary is the person who may elect to receive the death benefit or become the new Contract owner if the sole surviving Contract owner dies before the Payout Start Date. If the sole surviving Contract owner dies after the Payout Start Date, the Beneficiary will receive any guaranteed income payments scheduled to continue.

You may name one or more Beneficiaries when you apply for a Contract. You may change or add Beneficiaries at any time by writing to us, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed and filed with us. Any change will be effective at the time you sign the written notice, whether or not the Annuitant is living when we receive the notice. Until we receive your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly.

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

If you do not name a Beneficiary, or if the named Beneficiary is no longer living and there are no other surviving Beneficiaries, the new Beneficiary will be:

o        your spouse or, if he or she is no longer alive,
o        your surviving children equally, or if you have no surviving children,
o        your estate.

If more than one Beneficiary survives you (or the Annuitant if the Contract owner is not a natural person), we will divide the death benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the death benefit in equal amounts to the surviving Beneficiaries.

Modification of the Contract

Only an Allstate New York officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents have the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.

Assignment

We will not honor an assignment of an interest in a Contract as collateral or security for a loan. However, you may assign periodic income payments under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are due. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. You should consult with an attorney before trying to assign your Contract.

Purchases

Minimum Purchase Payments

Your initial purchase payment must be at least $2,500 ($2,000 for a Qualified Contract). You may make purchase payments at any time prior to the Payout Start Date. We may limit the amount of each purchase payment that we will accept to a minimum of $100 and a maximum of $1,000,000. We reserve the right to reject any application.

Automatic Additions Program

You may make subsequent purchase payments of at least $100 ($500 for allocation to the Fixed Account Options) by automatically transferring amounts from your bank account. Please consult with your representative for detailed information.

Allocation of Purchase Payments

At the time you apply for a Contract, you must decide how to allocate your purchase payments among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by notifying us in writing. We reserve the right to limit the availability of the investment alternatives.

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us in writing otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

We will credit the initial purchase payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our customer service center. If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial purchase payment to your Contract within that 5 business day period. If you do not, we will return your purchase payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our customer service center located in Vernon Hills, Illinois. You may mail your purchase payments to us at P.O. Box 94038, Palatine, Illinois 60094. Our overnight mail address is 300 North Milwaukee Avenue, Vernon Hills, IL 60061.

We are open for business each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "Valuation Dates." Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern Time (3:00 p.m. Central Time). If we receive your purchase payment after 4:00 p.m. Eastern Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.

Right to Cancel

You may cancel the Contract by returning it to us within the Cancellation Period, which is the 10 day period after you receive the Contract (60 days if you are exchanging another contract for the Contract described in this prospectus). You may return it by delivering it or mailing it to us. If you exercise this "Right to Cancel," the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account Options. We will return your purchase payments allocated to the Variable Account after an adjustment, to the extent permitted by state or federal law, to reflect investment gain or loss that occurred from the date of allocation through the date of cancellation. If your Contract is qualified under Section 408 of the Internal Revenue Code, we will refund the greater of any purchase payments or the Contract Value.

Contract Value

On the Issue Date, your Contract Value is equal to the initial purchase payment. Your Contract Value at any other time during the Accumulation Phase is equal to the sum of the value as of the most recent Valuation Date of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value in the Fixed Account Options.

Accumulation Units

To determine the number of Accumulation Units of each Variable Sub-Account to allocate to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.

Accumulation Unit Value

Each sub-account values its accumulation units separately. The value of accumulation units will change for each Valuation Period according to the investment performance of the shares of the portfolio held by each sub-account and the deduction of certain expenses and charges.

The value of an accumulation unit in a sub-account for any Valuation Period equals the value of the accumulation unit as of the immediately preceding Valuation Period, multiplied by the Net Investment Factor for that sub-account for the current Valuation Period. The Net Investment Factor for a Valuation Period is a number representing the change, since the last Valuation Date, in the value of sub-account assets per accumulation unit due to investment income, realized or unrealized capital gain or loss, deductions for taxes, if any, and deductions for the mortality and expense risk charge and administrative expense charge.

You should expect the value of your Contract to change daily to reflect the investment experience of the portfolios in which you are invested through the sub-accounts, any interest earned on the fixed account options, and the deduction of certain expenses and charges.

Investment Alternatives: The Variable Sub-Accounts

You may allocate your purchase payments to up to 9 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. We briefly describe the Portfolios below.

For more complete information about each Portfolio, including management fees and risks associated with the Portfolio, please refer to the accompanying prospectus for the Scudder Variable I and Scudder Variable II Series. You should carefully review the prospectuses before allocating amounts to the Variable Sub-Accounts. Zurich Scudder Investments, Inc. serves as the investment adviser to each Portfolio.

Portfolio:               Each Portfolio Seeks:

Balanced                 a balance of growth and income, and also long-term preservation of capital

Bond                     to invest for a high level of income consistent with a high quality portfolio of debt securities

Capital Growth           to maximize long-term capital growth

Global Discovery         above average capital appreciation over the long term

Growth*                  long-term growth of capital

Growth and Income        long-term growth of capital, current income and growth of income

International            long-term growth of capital

Money Market             to maintain the stability of capital and, consistent
                         Therewith, to maintain the liquidity of capital and to provide current income

21st Century Growth      long-term growth of capital

* Effective May 1, 2001 the Large Company Growth Portfolio merged into the Scudder Variable Series II Growth Portfolio.

Amounts you allocate to Variable Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Variable Sub-Accounts invest. You bear the investment risk that the Portfolios might not meet their investment objectives. Shares of the Portfolios are not deposits, or obligations of, or guaranteed or endorsed by any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investment Alternatives: The Fixed Account Options

You may allocate all or a portion of your purchase payments to the Fixed Account. You may choose from among 2 Fixed Account Options, including a Standard Fixed Account Option, and a Dollar Cost Averaging Fixed Account Option ("Dollar Cost Averaging Option"). Please consult with your representative for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to a Fixed Account Option does not entitle you to share in the investment experience of the Fixed Account.

Standard Fixed Account Option and
Dollar Cost Averaging Option

Standard Fixed Account Option. Purchase payments and transfers that you allocate to the Standard Fixed Account Option will earn interest for a one year period at the current rate in effect at the time of allocation or transfer. We will credit interest daily at a rate that will compound over the year to the effective annual interest rate we guaranteed at the time of allocation. As each one year period expires, we will declare a renewal rate which we guarantee for a full year. On or about the end of each one year period, we will notify you of the new interest rate(s). Subsequent renewal dates will be every twelve months for each payment or transfer. The crediting rates for the Standard Fixed Account Option will never be less than the 3.5% guaranteed rate found in the Contract.

You may withdraw or transfer your money from the Standard Fixed Account Option at any time on a first-in, first-out basis. If you withdraw money from the Standard Fixed Account Option, you will receive the amount you requested, minus any applicable tax withholding.

Dollar Cost Averaging Option. You may establish a Dollar Cost Averaging Program, as described on page 22, by allocating purchase payments to the Dollar Cost Averaging Option. Purchase payments that you allocate to the Dollar Cost Averaging Option will earn interest for up to a 1 year period at the current rate in effect at the time of allocation. We will credit interest daily at a rate that will compound over the year to the annual interest rate we guaranteed at the time of allocation. The rate will never be less than 3.5%. You may transfer each purchase payment and associated interest out of the Dollar Cost Averaging Option to any of the investment alternatives in up to twelve equal monthly installments. At the end of 12 months from the date of your allocation to the Dollar Cost Averaging Option, we will transfer any remaining money to the Money Market Variable Sub-Account. You may not transfer funds from other investment alternatives to the Dollar Cost Averaging Option.

We will not assess a transfer charge for transfers made out of the Dollar Cost Averaging Option, nor will such transfers count towards the 12 transfers you can make each Contract Year without paying a transfer charge.

We bear the investment risk for all amounts allocated to the Standard Fixed Account Option and the Dollar Cost Averaging Option. That is because we guarantee the current and renewal interest rates we credit to the amounts you allocate to either of these Options, which will never be less than the minimum guaranteed rate in the Contract. Currently, we determine, in our sole discretion, the amount of interest credited in excess of the guaranteed rate.

We may declare more than one interest rate for different monies based upon the date of allocation to the Fixed Account Options. For current interest rate information, please contact your representative or our customer service center at 1-800-833-0194 (Scudder Direct) or 1-800-875-9040 (AARP Investment Program Members).

Investment Alternatives: Transfers

Transfers During the Accumulation Phase

During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. You may not transfer any portion of your Contract Value into the Dollar Cost Averaging Option. Transfers from the Standard Fixed Account Option are taken out on a first-in, first-out basis. You may request transfers in writing on a form that we provided or by telephone according to the procedure described below. We currently do not assess, but reserve the right to assess, a $10 charge on each transfer in excess of 12 per Contract Year. We treat transfers to or from more than one Variable Sub-Account at the same time as one transfer.

We will process transfer requests that we receive before 4:00 p.m. Eastern Time (3:00 p.m. Central Time) on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 4:00 p.m. Eastern Time on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account for up to 6 months from the date we receive your request. If we decide to postpone transfers from the Fixed Account Options for 10 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.

We reserve the right to waive any transfer restrictions.

Excessive Trading Limits

For Contracts issued on or after December 1, 2000, in any Contract Year, we reserve the right to limit transfers among the Variable Sub-Accounts, or to refuse any Variable Sub-Account transfer request, if:

o we believe, in our sole discretion, that excessive trading by such Contract owner or owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or the share prices of the corresponding Funds or would be to the disadvantage of other Contract owners; or

o we are informed by one or more of the corresponding Funds that they intend to restrict the purchase or redemption of Fund shares because of excessive trading or because they believe that a specific transfer or groups of transfers would have a detrimental effect on the prices of Fund shares.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Contract owners.

Transfers During the Payout Phase

During the Payout Phase, you may make transfers among the Variable Sub-Accounts to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. In addition, you will have a limited ability to make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. You may not, however, convert any portion of your right to receive fixed income payments into variable income payments.

You may not make any transfers for the first 6 months after the Payout Start Date. Thereafter, you may make transfers among the Variable Sub-Accounts or make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. Your transfers must be at least 6 months apart.

Telephone Transfers

You may make transfers by telephone by calling 1-800-833-0194 (Scudder Direct) or 1-800-875-9040 (AARP Investment Program Members), if you first send us a completed authorization form. The cut off time for telephone transfer requests is 4:00 p.m. Eastern Time (3:00 p.m. Central Time). In the event that the New York Stock Exchange closes early, i.e., before 4:00 p.m. Eastern Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange. If you own the Contract with a joint Contract Owner, unless we receive contrary instructions, we will accept instructions from either you or the other Contract Owner.

We may suspend, modify or terminate the telephone transfer privilege at any time without notice.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

Dollar Cost Averaging Program

Through the Dollar Cost Averaging Program, you may automatically transfer a set amount at regular intervals during the Accumulation Phase from any Variable Sub-Account, or the Dollar Cost Averaging Option, to any of the investment alternatives (except the Dollar Cost Averaging Fixed Account). The interval between transfers may be monthly, quarterly, semi-annually, or annually.

We will not assess a transfer charge for transfers made under this Program, nor will such transfers count against the 12 transfers you can make each Contract Year without paying a transfer charge.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program nor will it prevent or necessarily reduce losses in a declining market.

Call or write us for instructions on how to enroll.

Automatic Portfolio Rebalancing Program

Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations.

We will rebalance your account each quarter according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your request. We are not responsible for rebalancing that occurs prior to receipt of your request.

Example:

           Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the Bond Variable Sub-Account and 60% to be in the Capital Growth Variable Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Bond Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter we would sell some of your units in the Bond Variable Sub-Account and use the money to buy more units in the Capital Growth Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

The Automatic Portfolio Rebalancing Program is available only during the Accumulation Phase. The transfers made under the Program do not count towards the 12 transfers you can make without paying a transfer charge, and are not subject to a transfer charge.

Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.

Expenses

As a Contract owner, you will bear, directly or indirectly, the charges and expenses described below.

Mortality and Expense Risk Charge

We deduct a mortality and expense risk charge daily at an annual rate of 0.40% of the daily net assets you have invested in the Variable Sub-Accounts (0.50% if you select the Enhanced Death Benefit Option). The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then we will bear the loss. We charge an additional 0.10% for the Enhanced Death Benefit Option to compensate us for the additional risk that we accept by providing the option.

We guarantee that we will not increase this charge. We assess the mortality and expense risk charge during both the Accumulation Phase and the Payout Phase.

Administrative Expense Charge

We deduct an administrative expense charge daily at an annual rate of 0.30% of the average daily net assets you have invested in the Variable Sub-Accounts. We intend this charge to cover actual administrative expenses. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase. We guarantee that we will not increase this charge.

Transfer Charge

We do not currently impose a charge upon transfers among the investment alternatives. However, we reserve the right to charge $10 per transfer after the 12th transfer in each Contract Year. We will not assess a transfer charge on transfers that are part of a Dollar Cost Averaging or Automatic Portfolio Rebalancing Program.

Premium Taxes

Currently, we do not make deductions for premium taxes under the Contract because New York does not charge premium taxes on annuities. We may deduct taxes that may be imposed in the future from purchase payments or the Contract Value when the tax is incurred or at a later time.

Deduction for Variable Account Income Taxes

We are not currently making a provision for taxes. In the future, however, we may make a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Internal Revenue Code is briefly described in the Statement of Additional Information.

Other Expenses

Each Portfolio deducts advisory fees and other expenses from its assets. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the accompanying prospectuses for the Portfolios. For a summary of these charges and expenses, see page 10. We may receive compensation from Zurich Scudder Investments, Inc., for administrative services we provide to the Portfolios.

Access to Your Money

You can withdraw some or all of your Contract Value at any time before the Payout Start Date and before the Contract owner's death (or the Annuitant's death if the Contract owner is not a natural person). Withdrawals also are available under limited circumstances on or after the Payout Start Date. See "Income Plans" on page 27.

The amount payable upon withdrawal is the Contract Value (or portion thereof) next computed after we receive the request, less any income tax withholding, and penalty tax, if applicable. You may submit a withdrawal request by writing to our customer service center, or if you have a valid telephone transfer request form on file with us, then you may request a partial withdrawal by telephone. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances.

You can withdraw money from the Variable Account and/or the Fixed Account Options. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable taxes.

You must name the investment alternative from which you are taking the withdrawal. If none is named, then the withdrawal request is incomplete and cannot be honored. If any portion of the withdrawal is to be taken from the Standard Fixed Account Option, then the amount requested will be deducted on a first-in, first-out basis.

In general, you must withdraw at least $50 at a time. You also may withdraw a lesser amount if you are withdrawing your entire interest in a Variable Sub-Account.

Withdrawals may be subject to tax penalties or income tax. You should consult your own tax counsel or other tax advisers regarding any withdrawals. We may waive any withdrawal restrictions. If you request a total withdrawal, we may require you to return your Contract to us.

Postponement of Payments

We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1) The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

2)   An emergency exists as defined by the SEC; or

3)   The SEC permits delay for your protection.

In addition, we may delay payments or transfers from the Fixed Account Options for up to 6 months or shorter period if required by law. If we delay payment or transfer for 10 days or more, we will pay interest as required by law. Any interest would be payable from the date we receive the withdrawal request to the date we make the payment or transfer.

Systematic Withdrawal Program

You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis. The minimum amount of each systematic withdrawal is $50. At our discretion, systematic withdrawals may not be offered in conjunction with the Dollar Cost Averaging Program or the Automatic Portfolio Rebalancing Program.

Depending on fluctuations in the net asset value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. Income taxes may apply to systematic withdrawals. Please consult your tax adviser before taking any withdrawal.

We will make systematic withdrawal payments to you or your designated payee. We reserve the right to modify or suspend the Systematic Withdrawal Program. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.

Minimum Contract Value

Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, less any applicable charges and taxes.

Income Payments

Payout Start Date

The Payout Start Date is the day that we apply your money to an Income Plan. The Payout Start Date must be:

o        at least one month after the Issue Date; and
o        no later than the Annuitant's 90th birthday.

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.

Income Plans

An "Income Plan" is a series of payments on a scheduled basis to you or to another person designated by you. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with guaranteed payments for 10 years. After the Payout Start Date, you may not make withdrawals (except as described below) or change your choice of Income Plan.

Three Income Plans are available under the Contract. Each is available to provide:

o        fixed income payments;
o        variable income payments; or
o        a combination of the two.

The three Income Plans are:

           Income Plan 1 -- Life Income with Guaranteed Payments. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.

            Income Plan 2 -- Joint and Survivor Life Income with Guaranteed Payments. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant is alive. If both the Annuitant and the joint Annuitant die before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.

           Income Plan 3 -- Guaranteed Payments for a Specified Period (5 Years to 30 Years). Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. We will deduct the mortality and expense risk charge from the assets of the Variable Sub-Accounts that support the variable income payments even though we may not bear any mortality risk.

The length of any guaranteed payment period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer guarantee periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no minimum specified period for guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a minimum specified period for guaranteed payments.

If you choose Income Plan 1 or 2, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitants is alive before we make each payment. Please note that under such Income Plans, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only 1 income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only 2 income payments if they die before the third income payment, and so on.

Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant (such as under Income Plan 3). In that case you may terminate all or part of the Variable Account portion of the income payments at any time and receive a lump sum equal to the present value of the remaining variable income payments associated with the amount withdrawn. To determine the present value of any remaining variable income payments being withdrawn, we use a discount rate equal to the assumed annual investment rate that we use to compute such variable income payments. The minimum amount you may withdraw under this feature is $1,000. We deduct applicable premium taxes from the Contract Value at the Payout Start Date.

We may make other Income Plans available. You may obtain information about them by writing or calling us.

You must apply at least the Contract Value in the Fixed Account Options on the Payout Start Date to fixed income payments. If you wish to apply any portion of your Fixed Account Option balance to provide variable income payments, you should plan ahead and transfer that amount to the Variable Sub-Accounts prior to the Payout Start Date. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account Options to fixed income payments.

We will apply your Contract Value, less applicable taxes to your Income Plan on the Payout Start Date. If the Contract owner has not made any purchase payments for at least 3 years preceding the Payout Start Date, and either the Contract Value is less than $2,000 or not enough to provide an initial payment of at least $20, and state law permits, we may:

o terminate the Contract and pay you the Contract Value, less any applicable taxes, in a lump sum instead of the periodic payments you have chosen, or

o    reduce the frequency of your payments so that each payment will be at least
     $20.

Variable Income Payments

The dollar amount of variable income payments depends upon:

o        the investment experience of the sub-accounts you select,
o        any premium taxes due,
o        the age and sex of the annuitant, and
o        the income plan you chose.

We guarantee that the amount of the income payment will not be affected by actual mortality experience and the amount of our administration expenses. Your Contract contains income payment tables that provide for different benefit payments to men and women of the same age (except in states which require unisex annuity tables). Nevertheless, in accordance with the U.S. Supreme Court's decision in Arizona Governing Committee v. Norris, in certain employment-related situations, annuity tables that do not vary on the basis of sex will be used.

The total income payments we will pay to you may be more or less than the total of the purchase payments you paid to us because:

o variable income payments will vary with the investment results of the underlying portfolios, and

o    annuitants may live longer than, or not as long as, expected.

The income plan option selected will affect the dollar amount of each annuity payment.

Income payments are determined based on an assumed investment rate, the investment performance of the portfolios in which the sub-accounts you select invest, and the deduction of certain fees and charges. If the actual net investment experience of the sub-accounts is less than the assumed investment rate, then the dollar amount of the income payments will decrease. If the net investment experience equals the assumed investment rate, then the dollar amount of the income payments will stay level. If the net investment experience exceeds the assumed investment rate, then the dollar amount of the income payments will increase. The assumed investment rate under the Contract is 3%. For more information on how variable income payments are determined, see the SAI.

Fixed Income Payments

We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. We calculate the fixed income payments by:

1)   deducting any applicable premium tax; and

2) applying the resulting amount to the greater of (a) the appropriate value from the income payment table in your Contract or (b) such other value as we are offering at that time.

We may defer making fixed income payments for a period of up to 6 months or such shorter time as state law may require. If we defer payments for 10 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.

Certain Employee Benefit Plans

The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age. However, we reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan, you should consult with legal counsel as to whether the purchase of a Contract is appropriate. For qualified plans, where it is appropriate, we may use income payment tables that do not distinguish on the basis of sex.

Death Benefits

We will pay a death benefit if, prior to the Payout Start Date:

1)       any Contract owner dies or,

2)       the Annuitant dies, if the Contract owner is not a natural person.

We will pay the death benefit to the new Contract owner who is determined immediately after the death. The new Contract owner would be a surviving Contract owner(s) or, if none, the Beneficiary(ies). In the case of the death of an Annuitant, we will pay the death benefit to the current Contract owner.

A request for payment of the death benefit must include "Due Proof of Death" and such other documentation as we may require. We will accept the following documentation as Due Proof of Death:

o    a certified copy of a death certificate,

o a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or

o    any other proof acceptable to us.

We will determine the value of the death benefit at the end of the Valuation Date on which we receive a complete request or payment of the death benefit. If we receive a request after 4:00 p.m. Eastern Time on a Valuation Date, we will process the request as of the end of the following Valuation Date.

Death Benefit Amount

Prior to the Payout Start Date, the death benefit is equal to the greatest of:

1)   the Contract Value as of the date we determine the death benefit, or

2)   the sum of all purchase payments less any prior withdrawals.

Enhanced Death Benefit Option

The Enhanced Death Benefit Option is an optional benefit that you may select when you purchase the Contract. This option is only available if the oldest Contract owner and Annuitant are between the ages of 0 and 75 as of the date we receive the completed application. If the Contract owner is a living individual, the enhanced death benefit applies only for the death of the Contract owner. If the Contract owner is not a living individual, the enhanced death benefit applies only for the death of the Annuitant. For Contracts with the Enhanced Death Benefit Option, the death benefit will be the greatest of (1) or (2) above, or (3) the enhanced death benefit.

Enhanced Death Benefit. The enhanced death benefit on the Issue Date is equal to the initial purchase payment. On each Contract Anniversary, we will recalculate your enhanced death benefit to equal the greater of your Contract Value on that date, or the most recently calculated enhanced death benefit. We also will recalculate your enhanced death benefit whenever you make an additional purchase payment or a partial withdrawal. Additional purchase payments will increase the enhanced death benefit dollar-for-dollar. Withdrawals will reduce the enhanced death benefit dollar-for-dollar. In the absence of any withdrawals or purchase payments, the enhanced death benefit will be the greatest of all Contract Anniversary Contract Values on or before the date we calculate the death benefit.

We will calculate Anniversary Values for each Contract Anniversary prior to the oldest Contract owner's or the Annuitant's, if the Contract owner is not a natural person, 80th birthday. After age 80, we will recalculate the enhanced death benefit only for purchase payments and withdrawals. The enhanced death benefit will never be greater than the maximum death benefit allowed by any non-forfeiture laws which govern the Contract.

Death Benefit Payments

If the Contract owner eligible to receive the death benefit is not a natural person, the Contract owner may elect to receive the distribution upon death in one or more distributions.

If the Contract owner is a natural person, the Contract owner may elect to receive the death benefit either in one or more distributions, or by periodic payments through an Income Plan. Payments from the Income Plan must begin within one year of the date of death and must be payable throughout:

o    the life of the Contract owner; or

o    a period not to exceed the life expectancy of the Contract owner; or

o the life of the Contract owner with payments guaranteed for a period not to exceed the life expectancy of the Contract owner.

In any event, the entire value of the Contract must be distributed within 5 years after the date of death unless an Income Plan is elected or a surviving spouse continues the Contract in accordance with the provisions described below.

If the surviving spouse of the deceased Contract owner is the sole new Contract owner, then the spouse may elect one of the options listed above or may continue the Contract in the Accumulation Phase as if the death had not occurred. The Contract may only be continued once.

More Information

Allstate New York

Allstate New York is the issuer of the Contract. Allstate New York is a stock life insurance company organized under the laws of the State of New York. Allstate New York was incorporated in 1967 and was known as "Financial Life Insurance Company" from 1967 to 1978. From 1978 to 1984, Allstate New York was known as "PM Life Insurance Company." Since 1984 the company has been known as "Allstate Life Insurance Company of New York."

Allstate New York is currently licensed to operate in New York. Our home office is located at One Allstate Drive, Farmingville, New York 11738. Our customer service center is located at 300 North Milwaukee Avenue, Vernon Hills, IL 60061 (mailing address: P.O. Box 94038, Palatine, Illinois 60094).

Allstate New York is a wholly owned subsidiary of Allstate Life Insurance Company ("Allstate Life"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of Illinois. With the exception of the directors qualifying shares, all of the outstanding capital stock of Allstate Insurance Company is owned by The Allstate Corporation.

Independent rating agencies regularly evaluate life insurers' claims-paying ability, quality of investments, and overall stability. A.M. Best Company assigns an A+ (Superior) financial strength rating to Allstate Life, which results in an A+g rating to Allstate New York due to its group affiliation with Allstate Life. Standard & Poor's assigns an AA+ (Very Strong) financial strength rating and Moody's Investors Service assigns an Aa2 (Excellent) financial strength ratings to Allstate New York, sharing the same ratings of its parent, Allstate Life. These ratings do not reflect the investment performance of the Variable Account. We may from time to time advertise these ratings in our sales literature.

The Variable Account

Allstate New York established the Allstate Life of New York Separate Account A on December 15, 1995. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate New York.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under New York law. That means we account for the Variable Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Allstate New York.

The Variable Account consists of multiple Variable Sub-Accounts, 9 of which are available through the Contracts. Each Variable Sub-Account invests in a corresponding Portfolio. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.

The Portfolios

Dividends and Capital Gains Distributions. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.

Voting Privileges. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date, the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio. The votes decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares at our own discretion. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the votes eligible to be cast.

We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.

Changes in Portfolios. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the 1940 Act. We also may add new Variable Sub-Accounts that invest in additional mutual funds. We will notify you in advance of any changes.

Conflicts of Interest. Certain of the Portfolios sell their shares to Variable Accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance Variable Accounts and variable annuity Variable Accounts to invest in the same Portfolio. The boards of directors/trustees of these Portfolios monitor for possible conflicts among Variable Accounts buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a Variable Account to comply with such laws could cause a conflict. To eliminate a conflict, a Portfolio's board of directors/trustees may require a Variable Account to withdraw its participation in a Portfolio. A Portfolio's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a Variable Account withdrawing because of a conflict.

The Contract

Distribution. ALFS, Inc. ("ALFS"), located at 3100 Sanders Road, Northbrook, Illinois 60062, serves as principal underwriter of the Contracts. ALFS is a wholly owned subsidiary of Allstate Life Insurance Company. ALFS is a registered broker-dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of the National Association of Securities Dealers, Inc. ("NASD").

ALFS has contracted with Scudder Investors Services, Inc. ("Scudder") for Scudder's services in connection with the distribution of the Contract. Scudder is registered with the SEC as a broker-dealer under the 1934 Act and is a member of the NASD. Individuals directly involved in the sale of the Contract are registered representatives of Scudder and appointed licensed agents of the Allstate New York. The principal address of Scudder is Two International Place, Boston, Massachusetts 02110-4103.

The underwriting agreement with ALFS provides for indemnification of ALFS by Allstate New York for liability to Contract owners arising out of services rendered or Contracts issued.

Administration. We have primary responsibility for all administration of the Contracts and the Variable Account. We provide the following administrative services, among others:

o        issuance of the Contracts;
o        maintenance of Contract owner records;
o        Contract owner services;
o        calculation of unit values;
o        maintenance of the Variable Account; and
o        preparation of Contract owner reports.

We will send you Contract statements and transaction confirmations at least annually. The annual statement details values and specific Contract data for each particular Contract. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.

We also will provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

Qualified Plans

If you use the Contract with a qualified plan, the plan may impose different or additional conditions or limitations on withdrawals, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if qualified plan limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information.

Legal Matters

Foley & Lardner, Washington, D.C., has advised Allstate New York on certain federal securities law matters. All matters of New York law pertaining to the Contracts, including the validity of the Contracts and Allstate New York's right to issue such Contracts under New York insurance law, have been passed upon by Michael J. Velotta, General Counsel of Allstate New York.

Taxes

The following discussion is general and is not intended as tax advice. Allstate New York makes no guarantee regarding the tax treatment of any Contract or transaction involving a Contract.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

Taxation of Annuities in General

Tax Deferral. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

1)   the Contract owner is a natural person,

2) the investments of the Variable Account are "adequately diversified" according to Treasury Department regulations, and

3) Allstate New York is considered the owner of the Variable Account assets for federal income tax purposes.

Non-natural Owners. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts is taxed as ordinary income received or accrued by the owner during the taxable year. Please see the Statement of Additional Information for a discussion of several exceptions to the general rule for Contracts owned by non-natural persons.

Diversification Requirements. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the owner during the taxable year. Although Allstate New York does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.

Ownership Treatment. The IRS has stated that you will be considered the owner of Variable Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Variable Account investments may cause an investor to be treated as the owner of the Variable Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the Variable Account.

Your rights under the Contract are different than those described by the IRS in rulings in which it found that contract owners were not owners of Variable Account assets. For example, you have the choice to allocate premiums and Contract Values among more investment alternatives. Also, you may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Allstate New York does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.

Taxation of Partial and Full Withdrawals. If you make a partial withdrawal under a non-Qualified Contract, amounts received are taxable to the extent the Contract Value exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the Contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a partial withdrawal under a Qualified Contract, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions, after tax contributions to qualified plans) bears to the contract value, is excluded from your income. If you make a full withdrawal under a non-Qualified Contract or a Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the contract.

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. "Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than 5 taxable years after the taxable year of the first contribution to any Roth IRA and which are:

o    made on or after the date the individual attains age 59 1/2,

o    made to a beneficiary after the Contract owner's death,

o    attributable to the Contract owner being disabled, or

o for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Except for certain Qualified Contracts, any amount you receive as a loan under a Contract, and any assignment or pledge (or agreement to assign or pledge) of the Contract Value is treated as a withdrawal of such amount or portion.

Taxation of Annuity Payments. Generally, the rule for income taxation of annuity payments received from a non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

Taxation of Annuity Death Benefits. Death of a Contract owner, or death of the Annuitant if the Contract is owned by a non-natural person, will cause a distribution of death benefits from a Contract. Generally, such amounts are included in income as follows:

1) if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal; or

2) if distributed under an annuity option, the amounts are taxed in the same manner as an annuity payment. Please see the Statement of Additional Information for more detail on distribution at death requirements.

Penalty Tax on Premature Distributions. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

1)   made on or after the date the Contract owner attains age 59 1/2;

2)   made as a result of the Contract owner's death or disability;

3) made in substantially equal periodic payments over the owner's life or life expectancy,

4)   made under an immediate annuity; or

5)   attributable to investment in the contract before August 14, 1982.

You should consult a competent tax adviser to determine if any other exceptions to the penalty apply to your situation. Similar exceptions may apply to distributions from Qualified Contracts.

Aggregation of Annuity Contracts. All non-qualified deferred annuity contracts issued by Allstate New York (or its affiliates) to the same Contract owner during any calendar year will be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

Tax Qualified Contracts

Contracts may be used as investments with certain qualified plans such as:

o Individual Retirement Annuities or Accounts (IRAs) under Section 408 of the Code;

o    Roth IRAs under Section 408A of the Code;

o    Simplified Employee Pension Plans under Section 408(k) of the Code;

o Savings Incentive Match Plans for Employees (SIMPLE) Plans under Section 408(p) of the Code;

o    Tax Sheltered Annuities under Section 403(b) of the Code;

o    Corporate and Self Employed Pension and Profit Sharing Plans; and

o State and Local Government and Tax-Exempt Organization Deferred Compensation Plans.

The income on qualified plan and IRA investments is tax deferred and variable annuities held by such plans do not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity in a qualified plan or IRA. Allstate New York reserves the right to limit the availability of the Contract for use with any of the qualified plans listed above. In the case of certain qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract.

Restrictions Under Section 403(b) Plans. Section 403(b) of the Tax Code provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any Contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after December 31, 1988, and all earnings on salary reduction contributions, may be made only:

1)   on or after the date the employee

o        attains age 59 1/2,
o        separates from service,
o        dies,
o        becomes disabled, or

2) on account of hardship (earnings on salary reduction contributions may not be distributed on the account of hardship).

These limitations do not apply to withdrawals where Allstate New York is directed to transfer some or all of the Contract Value to another 403(b) plan.

Income Tax Withholding

Allstate New York is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Qualified Contracts, excluding IRAs, with the exception of:

1)   required minimum distributions, or

2) a series of substantially equal periodic payments made over a period of at least 10 years, or over the life (joint lives) of the participant (and beneficiary).

Allstate New York may be required to withhold federal and state income taxes on any distributions from non-Qualified Contracts or Qualified Contracts that are not eligible rollover distributions, unless you notify us of your election to not have taxes withheld.

Performance Information

We may advertise the performance of the Variable Sub-Accounts, including yield and total return information. Yield refers to the income generated by an investment in a Variable Sub-Account over a specified period. Total return represents the change, over a specified period of time, in the value of an investment in a Variable Sub-Account after reinvesting all income distributions.

All performance advertisements will include, as applicable, standardized yield and total return figures that reflect the deduction of insurance charges. Performance advertisements also may include aggregate, average, year-by-year, or other types of total return figures.

Performance information for periods prior to the inception date of the Variable Sub-Accounts will be based on the historical performance of the corresponding Portfolios for the periods beginning with the inception dates of the Portfolios and adjusted to reflect current Contract expenses. You should not interpret these figures to reflect actual historical performance of the Variable Account.

We may include in advertising and sales materials tax deferred compounding charts and other hypothetical illustrations that compare currently taxable and tax deferred investment programs based on selected tax brackets. Our advertisements also may compare the performance of our Variable Sub-Accounts with: (a) certain unmanaged market indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, and the Shearson Lehman Bond Index; and/or (b) other management investment companies with investment objectives similar to the underlying portfolios being compared. In addition, our advertisements may include the performance ranking assigned by various publications, including the Wall Street Journal, Forbes, Fortune, Money, Barron's, Business Week, USA Today, and statistical services, including Lipper Analytical Services Mutual Fund Survey, Lipper Annuity and Closed End Survey, the Variable Annuity Research Data Survey, and SEI.

Statement of Additional Information

TABLE OF CONTENTS

Description                                                               Page

Additions, Deletions or Substitutions of Investments........................3
Reinvestment................................................................3
The Contract................................................................4
     Purchase of Contract...................................................4
Performance Data............................................................4
     Money Market Sub-Account Yields........................................4
     Other Sub-Account Yields...............................................5
Standardized Total Returns..................................................5
Other Performance Data......................................................6
     Cumulative Total Returns...............................................6
     Adjusted Historical Total Returns......................................6
Tax-Free Exchanges (1035 Exchanges, Rollovers and Transfers)................7
Premium Taxes...............................................................7
Tax Reserves................................................................7
Income Payments.............................................................7
     Calculation of Variable Annuity Unit Values............................7
General Matters.............................................................8
     Incontestability.......................................................8
     Settlements............................................................8
     Safekeeping of the Variable Account's Assets...........................8
Federal Tax Matters.........................................................8
     Introduction...........................................................8
     Taxation of Allstate New York..........................................8
     Exceptions to the Non-Natural Owner Rule...............................8
     IRS Required Distribution at Death Rules...............................8
     Qualified Plans........................................................9
     Types of Qualified Plans...............................................9
Experts....................................................................10
Financial Statements.......................................................10



This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. We do not authorize anyone to provide any information or representations regarding the offering described in this prospectus other than as contained in this prospectus.

Appendix A -- Condensed

Financial Information

The following condensed financial information is derived from the financial statements of the Variable Account. You should read the data along with the financial statements, related notes, and other financial information included in the Statement of Additional Information.

The following table sets forth information regarding the Sub-Accounts for a Contract for the period from May 26, 2000* through December 31, 2000.

Without the Enhanced Death Benefit Option*

Balanced Sub-Account


  Unit Value at End of Year              Number of Units at End of Year
------------------------------------------------------------------------------
2000               $11.835                                  0



Bond Sub-Account


  Unit Value at End of Year              Number of Units at End of Year
------------------------------------------------------------------------------
2000               $10.792                                 0




Capital Growth Sub-Account


  Unit Value at End of Year              Number of Units at End of Year
------------------------------------------------------------------------------
2000               $12.867                                 0



Global Discovery Sub-Account


  Unit Value at End of Year              Number of Units at End of Year
------------------------------------------------------------------------------
2000               $16.823                                  0



Growth and Income Sub-Account


  Unit Value at End of Year              Number of Units at End of Year
------------------------------------------------------------------------------
2000               $10.289                                  0

International Sub-Account


Unit Value at End of Year                Number of Units at End of Year
------------------------------------------------------------------------------
2000               $12.381                                  0



Money Market Sub-Account


  Unit Value at End of Year              Number of Units at End of Year
------------------------------------------------------------------------------
2000               $11.039                             1,996



21st Century Growth Sub-Account


  Unit Value at End of Year              Number of Units at End of Year
------------------------------------------------------------------------------
2000               $13.518                               679


Growth Sub-Account**


  Unit Value at End of Year              Number of Units at End of Year
-----------------------------------------------------------------------------
2000               $11.070                                 0


* All of the Variable Sub-Accounts were first offered under the Contract on May 26, 2000. The Accumulation Unit Values in table reflects a mortality and expense risk charge of 0.40% and an administrative expense charge of 0.30%.

** Prior to May 1, 2001, the Growth Sub-Account was named the Large Company Growth Sub-Account.

The following table sets forth information regarding the Sub-Accounts for a Contract with the Enhanced Death Benefit Option* for the period from June 15, 2000* through December 31, 2000.

With the Enhanced Death Benefit Option*

Balanced Sub-Account


  Unit Value at End of Year              Number of Units at End of Year
------------------------------------------------------------------------------
2000               $11.810                                  0

Bond Sub-Account


  Unit Value at End of Year              Number of Units at End of Year
------------------------------------------------------------------------------
2000               $10.770                                 0




Capital Growth Sub-Account


  Unit Value at End of Year              Number of Units at End of Year
------------------------------------------------------------------------------
2000               $12.840
                                             0



Global Discovery Sub-Account


  Unit Value at End of Year              Number of Units at End of Year
------------------------------------------------------------------------------
2000               $16.788                                  0



Growth and Income Sub-Account


  Unit Value at End of Year              Number of Units at End of Year
------------------------------------------------------------------------------
2000               $10.268                                  0


International Sub-Account


Unit Value at End of Year                Number of Units at End of Year
------------------------------------------------------------------------------
2000               $12.356                                  0



Money Market Sub-Account


  Unit Value at End of Year              Number of Units at End of Year
------------------------------------------------------------------------------
2000               $11.016                                 0



21st Century Growth Sub-Account


  Unit Value at End of Year              Number of Units at End of Year
------------------------------------------------------------------------------
2000               $13.496                                 0

Growth Sub-Account**


  Unit Value at End of Year              Number of Units at End of Year
------------------------------------------------------------------------------
2000               $11.051                                 0



* All of the Variable Sub-Accounts with the Enhanced Death Benefit Option were first offered under the Contract on June 15, 2000. The Accumulation Unit Values in the table reflect a mortality and expense risk charge of 0.40% and an administrative expense charge of 0.30%.

** Prior to May 1, 2001, the Growth Sub-Account was named the Large Company Growth Sub-Account.